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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 26, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       001-13711             13-3429953
 (State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)

     4211 W. Boy Scout Boulevard, Tampa, Florida                    33607
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On May 26, 2005, Walter Industries, Inc. issued a press release filed herewith as Exhibit 99.1 and incorporated by reference announcing the appointment of Joseph B. Leonard and Mark J. O'Brien to the Board of Directors, effective June 23, 2005. Messrs. Leonard and O'Brien will receive the standard director compensation package. Mr. Leonard and Mr. O'Brien have no other material arrangements or related party transactions with the Company.

ITEM 7.01  REGULATION FD DISCLOSURE

The Company furnished the following statement regarding the Form 13D filed by Pirate Capital LP on May 24, 2005 and regarding the Form 13D filed by Appaloosa Management LP on May 26, 2005.

Walter Industries' Board of Directors and management are committed to enhancing shareholder value. We have consulted, we are consulting, and we will continue to consult with our financial advisors in examining specific ways to optimize returns from each of our businesses and in the aggregate.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WALTER INDUSTRIES, INC.

                                          By:      /s/ Victor P. Patrick
                                                   -----------------------------
                                          Title:   Victor P. Patrick
                                                   Sr. Vice President,
                                                   General Counsel and Secretary

Date:  May 26, 2005

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Exhibit (99.1)      Press Release dated:  May 26, 2005, Walter Industries Names
                    Joseph B. Leonard and Mark J. O'Brien to Board of Directors